  FPA Perennial Fund, Inc.

                                                       SEMI-ANNUAL REPORT

                                JUNE 30, 2001

[LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

                             LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

     The stock market rallied strongly in the second quarter, following a broad first quarter decline. As the technology bubble recedes further into the past, succeeded by a more normal market environment, Perennial's relative performance has significantly improved. Perennial has dramatically outperformed both its benchmark Russell 2500 Index as well as the S&P 500 for the past six months and year.

                      PERIODS ENDED JUNE 30, 2001

                  FIRST     ONE      THREE    FIVE
                  HALF     YEAR     YEARS *  YEARS *
                 ------   ------   -------  -------
PERENNIAL        15.7%     29.3%    15.6%     18.1%
Russell 2500      3.8%      2.5%     8.5%     12.6%
S&P 500          (6.7)%   (14.8)%    3.9%     14.5%
Nasdaq          (12.5)%   (45.5)%    4.5%     12.8%

*Annualized

     The weak overall market of the past year (S&P 500 down 15%) obscures the very large differences in performance between different market sectors during that period. With the peaking of the Nasdaq average in March 2000, and the subsequent puncture of the technology bubble, the growth sector of the market took a back seat to value, which not only outperformed on a relative basis, but was up substantially on an absolute basis as well.

     The table below, which compares the growth and value subindexes of the Russell 2500, clearly shows this strong performance. The periods shown are the five quarters ended in March of last year, the peak of growth outperformance, and the subsequent five quarters ended this past June. Value stocks (as well as Perennial) managed to catch up and outperform over the combined two and a half years despite the enormous lead which growth stocks enjoyed during the first period.

               FIVE QUARTERS  FIVE QUARTERS
                   ENDED          ENDED       COMBINED
                MARCH 2000      JUNE 2001      PERIOD
               ------------  --------------- ----------
Russell 2500
 Growth            79.0%         (29.2)%       26.7%
 Value              6.2%          24.4%        32.2%

Perennial          34.1%          19.1%        59.8%

     The big stock market story of the past year is the dramatic decline of most technology stocks. This is what drove the near 70% decline of the Nasdaq from its March 2000 high of 5130 to the April 4, 2001 low of 1620. Although clearly not a happy time for many investors, we viewed this period as one of potential opportunity. While others have been discarding stocks at prices 80-90% below their highs, we have been sifting through the wreckage looking for high-quality tech stocks at value prices.

     Although technology has often been a difficult area for us to invest in - because of high valuation and rapidly changing businesses - it has always had a good deal of appeal. It is obviously rapidly growing, if somewhat cyclical, and can generate high returns on capital for market leaders. In the past we have maintained some degree of technology exposure by investing in "chicken tech" stocks - semiconductor distributors or manufacturers of assorted passive components like connectors, capacitors, and wire and cable - companies which could share in the growth of technology, yet take smaller company specific product risks. This strategy proved especially rewarding in 1999, when outsized gains in our timely investments in Kemet and Adobe Systems, both purchased at very modest valuations, permitted Perennial to rack up a 25% gain in a year when other value-oriented managers were struggling to stay above breakeven.

     Given the extent of the decline of many tech stocks from their highs, we are now willing to accept more technology risk than in the past if our investments are sufficiently protected by strong balance sheets, positive cash flow, leadership positions, and low valuations.

     The collapse in the price of many tech stocks is well deserved. They may be internet-related companies that lack a viable business model, companies that are wholly dependent on compliant capital markets for cheap money, or companies with most of their business in severely overbuilt parts of the economy, like some sectors of telecommunications. Many of the companies are burning cash at a rate which will see them exhausting cash reserves before they can reach break-even. In the absence of a bailout by new equity investors, they have no viable future.

     Our new technology investments also have stock prices way below their highs but they otherwise are very different from these doomed firms. They have positive cash flow, long histories of successful operation, leading market shares, no debt, and considerable amounts of cash on the balance sheet. They are also in businesses which we expect will be relatively early to recover from the current depressed conditions.

     SAWTEK is a leader in the design and manufacture of electronic filters for cell phones and wireless base stations. These surface acoustic wave filters (SAW filters) separate the desired radio signal from the unwanted "noise." An established leader in the base station market, Sawtek is developing new products and rapidly strengthening its competitive position in components for handsets.

     SAWTEK was acquired by TRIQUINT SEMICONDUCTOR in a stock transaction that closed on July 19. TriQuint produces a wide range of components for cell phones and other wireless applications. Combined with Sawtek, it will be able to supply all the key components for the RF, or radio part of cellular handsets.

     The extremely rapid growth of the wireless telephone industry is currently taking a pause as excess phone inventories are being worked down and carriers are digesting their large radio frequency spectrum purchases. There are, however, several compelling reasons to believe that more dynamic growth will resume soon. In less developed countries, cell-phone penetration is still at low levels, and wireless is often a more cost effective way to provide phone service to an unserved market than wireline. In the more penetrated markets of Europe, Japan, and the U.S., the introduction of third-generation (3G) wireless technology, permitting easy internet access, is expected to stimulate considerable new demand for both infrastructure and handsets.

     SANDISK is the leading producer of flash memory cards. These are used primarily in consumer products like digital cameras, MP3 players, PDAs (Palms, Visors, etc.) and advanced cell phones. These markets are also suffering from excess inventories, but there is no reason to believe that it is anything other than a temporary problem. The products are all in early stages of dynamic growth and should revive soon.

     SanDisk's competitive position in this market is very strong. It was one of the earliest developers of compact flash technology and has a strong intellectual property position. In fact, it was paid over $75 million last year in royalties and license fees by competitors using its patents. It has recently constructed a state-of-the-art fab in a joint venture with Toshiba to insure that it remains a low-cost producer. We are confident that SanDisk will be able to maintain its leading position when the market for its products starts growing again.

     In addition to our relatively full positions in Sawtek/TriQuint and SanDisk, we have established smaller positions in two other companies with similar characteristics - PLANTRONICS, the leading producer of telephone headsets, and ADVANCED FIBRE COMMUNICATIONS, a manufacturer of telephone equipment for suburban and rural markets.

     Although all of these companies are currently suffering from market-related slowdowns in their businesses, we believe that their leading market positions and solid balance sheets will permit them to easily survive the current downturn and be in strong competitive positions when their markets recover. By purchasing these companies at modest valuations, during this period of market turmoil, we expect them to contribute to superior performance by the Perennial portfolio in future periods.

Respectfully submitted,



/s/ Eric S. Ende

Eric S. Ende
President

August 15, 2001

                             HISTORICAL PERFORMANCE


                                                             AVERAGE ANNUAL TOTAL RETURN
                                                            PERIODS ENDED JUNE 30, 2001
                                                       --------------------------------------
                                                         1 YEAR        5 YEARS      10 YEARS
                                                        --------      ---------     --------
         FPA Perennial Fund, Inc.
           (NAV)                                         29.33%       18.06%        14.28%
         FPA Perennial Fund, Inc.
           (Net of Sales Charge)                         22.54%       16.79%        13.67%
         Lipper Small-Cap Value Fund
           Average                                       29.61%       13.51%        15.29%
         Russell 2500 Index                               2.48%       12.63%        15.24%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2001 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Small-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended June 30, 2001




                                                                           SHARES
                                                                       ----------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Communications, Inc. (1)                                   32,000
Plantronics, Inc. (1)                                                     12,000
SanDisk Corporation (1)                                                   47,500
Sawtek Inc. (1)                                                           73,600
ScanSource, Inc. (1)                                                      12,000

NET SALES

COMMON STOCKS
Brown & Brown, Inc.                                                        6,000
Crane Co.                                                                  5,000
DENTSPLY International Inc.                                                1,000
Donaldson Company, Inc.                                                    2,000
Graco Inc.                                                                10,000
IDEX Corporation                                                           1,000
Kaydon Corporation                                                         2,600
Lancaster Colony Corporation (2)                                          42,450
Manitowoc Company, Inc., The                                               5,000
Martin Marietta Materials, Inc.                                            1,000
Methode Electronics, Inc. (Class A) (2)                                   30,000
National Commerce Financial Corporation                                    4,500
OM Group, Inc.                                                             6,000
O'Reilly Automotive, Inc.                                                 18,500
Strayer Education, Inc. (2)                                               30,000





(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 2001


COMMON STOCKS                                       SHARES        VALUE
-----------------------------------------------   ----------  ---------------
PRODUCER DURABLE GOODS - 26.9%
Crane Co.                                            40,500   $     1,255,500
Denison International plc (ADR)*                     75,000         1,260,000
Donaldson Company, Inc.                              45,000         1,401,750
Graco Inc.                                           77,000         2,541,000
IDEX Corporation                                     51,300         1,744,200
Kaydon Corporation                                   41,100         1,054,215
Manitowoc Company, Inc., The                         50,000         1,475,000
Zebra Technologies Corporation (Class A)*            30,100         1,480,619
                                                              ---------------
                                                              $    12,212,284
                                                              ---------------
TECHNOLOGY - 15.7%
Advanced Fibre Communications, Inc.*                 32,000   $       735,360
Belden Inc.                                          49,000         1,310,750
Channell Commercial Corporation*                     48,200           265,100
KEMET Corporation*                                   50,200           994,462
Plantronics, Inc.*                                   12,000           277,800
SanDisk Corporation*                                 47,500         1,301,500
Sawtek Inc.*                                         73,600         1,739,168
Stratos Lightwave, Inc.*                             45,339           521,398
                                                              ---------------
                                                              $     7,145,538
                                                              ---------------
BUSINESS SERVICES & SUPPLIES - 9.9%
Bacou USA, Inc.*                                     36,900   $     1,039,842
HON INDUSTRIES Inc.                                  59,000         1,428,980
Manpower Inc.                                        33,000           986,700
Office Depot, Inc.*                                 100,000         1,038,000
                                                              ---------------
                                                              $     4,493,522
                                                              ---------------
HEALTH CARE - 9.8%
DENTSPLY International Inc.                          19,000   $       844,550
Landauer, Inc.                                       55,000         1,650,000
Ocular Sciences, Inc.*                               77,100         1,952,172
                                                              ---------------
                                                              $     4,446,722
                                                              ---------------
RETAILING - 8.5%
Circuit City Stores, Inc.                            50,000   $       900,000
O'Reilly Automotive, Inc.*                          104,500         2,962,575
                                                              ---------------
                                                              $     3,862,575
                                                              ---------------
DISTRIBUTION - 7.5%
Arrow Electronics, Inc.*                             41,000   $       995,890
Black Box Corporation*                               27,000         1,837,890
ScanSource, Inc.*                                    12,000           567,600
                                                              ---------------
                                                              $     3,401,380
                                                              ---------------

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2001

                                                                                      SHARES OR
                                                                                      PRINCIPAL
COMMON STOCKS-CONTINUED                                                                 AMOUNT           VALUE
-----------------------------------------------------------------------             -------------   -------------
MATERIALS - 5.6%
Martin Marietta Materials, Inc.                                                           20,900    $   1,034,341
OM Group, Inc.                                                                            27,000        1,518,750
                                                                                                    -------------
                                                                                                    $   2,553,091
                                                                                                    -------------
CONSUMER DURABLE GOODS - 4.3%
Clayton Homes, Inc.                                                                      125,000    $   1,965,000
                                                                                                    -------------

BANKING - 2.5%
National Commerce Financial Corporation                                                   45,500    $   1,105,650
                                                                                                    -------------

INSURANCE - 2.3%
Brown & Brown, Inc.                                                                       25,000    $   1,049,750
                                                                                                    -------------

TOTAL COMMON STOCKS - 93.0% (Cost $26,581,784)                                                      $  42,235,512
                                                                                                    -------------


CONVERTIBLE DEBENTURE - 0.9% (Cost $705,250)
Reptron Electronics, Inc. -6.75% 2004                                                 $  775,000    $     418,500
                                                                                                    -------------

TOTAL INVESTMENT SECURITIES - 93.9% (Cost $27,287,034)                                              $  42,654,012
                                                                                                    -------------

SHORT-TERM INVESTMENTS
Short-term Corporate Note:
  American General Finance Corporation - 3.74% 7/10/01                                $2,100,000    $   2,098,036
State Street Bank Repurchase Agreement - 2.75% 7/2/01
  (Collateralized by U.S. Treasury Note - 5.75% 2003
   market value $650,731)                                                                633,000          633,097
                                                                                                    -------------
TOTAL SHORT-TERM INVESTMENTS - 6.0% (Cost $2,731,133)                                               $   2,731,133
                                                                                                    -------------

TOTAL INVESTMENTS - 99.9% (Cost $30,018,167)                                                        $  45,385,145
Other assets and liabilities, net - 0.1%                                                                   56,245
                                                                                                    -------------
TOTAL NET ASSETS - 100%                                                                             $  45,441,390
                                                                                                    =============


*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2001

ASSETS
  Investments at value:
    Investment securities - at market value
      (identified cost $27,287,034)                            $    42,654,012
    Short-term investments - at cost plus interest earned
      (maturity 60 days or less)                                     2,731,133               $    45,385,145
                                                               ---------------               ---------------
  Cash                                                                                                   446
  Receivable for:
    Investment securities sold                                 $        67,476
    Dividends and accrued interest                                      58,525
    Capital Stock sold                                                  13,486                       139,487
                                                               ---------------               ---------------
                                                                                             $    45,525,078

LIABILITIES
  Payable for:
    Advisory fees and financial services                       $        30,978
    Accrued expenses                                                    27,400
    Capital stock repurchased                                           25,310                        83,688
                                                               ---------------               ---------------

NET ASSETS                                                                                   $    45,441,390
                                                                                             ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock - par value $0.01 per share; authorized
    25,000,000 shares; outstanding 1,906,602 shares                                          $        19,066
  Additional Paid-in Capital                                                                      27,352,802
  Accumulated net investment loss                                                                    (12,215)
  Undistributed net realized gain on investments                                                   2,714,759
  Unrealized appreciation of investments                                                          15,366,978
                                                                                             ---------------
  Net assets at June 30, 2001                                                                $    45,441,390
                                                                                             ===============

NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding)                                                  $         23.83
                                                                                             ===============
Maximum offering price per share
 (100/94.75 of per share net asset value)                                                    $         25.15
                                                                                             ===============


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2001

INVESTMENT INCOME
    Dividends                                                                      $  184,953
    Interest                                                                           84,990
                                                                                   ----------
                                                                                   $  269,943
EXPENSES - Note 3:
    Advisory fees                                                   $   154,148
    Transfer agent fees and expenses                                     27,352
    Audit fees                                                           22,100
    Financial services                                                   20,553
    Registration fees                                                    15,950
    Reports to shareholders                                              12,558
    Custodian fees and expenses                                          10,901
    Directors' fees and expenses                                         10,000
    Legal fees                                                            5,610
    Other expenses                                                        2,986       282,158
                                                                    -----------    ----------
            Net investment loss                                                    $  (12,215)
                                                                                   ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)    $ 4,311,594
    Cost of investment securities sold                                2,680,913
                                                                    -----------
      Net realized gain on investments                                             $1,630,681

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period                  $10,764,630
    Unrealized appreciation at end of period                         15,366,978
                                                                    -----------
      Increase in unrealized appreciation of investments                            4,602,348
                                                                                   ----------

            Net realized and unrealized gain on investments                        $6,233,029
                                                                                   ----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                  $6,220,814
                                                                                   ==========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS




                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                           JUNE 30, 2001                 DECEMBER 31, 2000
                                                    ----------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                      $     (12,215)                    $         6,404
  Net realized gain on investments                      1,630,681                           3,098,036
  Increase in unrealized
    appreciation of investments                         4,602,348                             700,427
                                                    -------------                     ---------------
Increase in net assets resulting
  from operations                                                   $  6,220,814                          $   3,804,867

Distributions to shareholders from:
  Net investment income                                         -                              (6,404)
  Net realized capital gains                                    -              -           (3,476,383)       (3,482,787)

Capital Stock transactions:
  Proceeds from Capital Stock sold                  $     939,129                     $     6,367,443
  Proceeds from shares issued to
    shareholders upon reinvestment of
    dividends and distributions                                 -                           3,074,319
  Cost of Capital Stock repurchased                    (1,888,219)      (949,090)         (12,709,893)       (3,268,131)
                                                    -------------   ------------      ---------------     -------------
Total increase (decrease) in net assets                             $  5,271,724                          $  (2,946,051)

NET ASSETS
Beginning of period                                                   40,169,666                             43,115,717
                                                                    ------------                          -------------

End of period                                                       $ 45,441,390                          $  40,169,666
                                                                    ============                          =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                              43,455                                313,398
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions                                                               -                                 156,350
Shares of Capital Stock repurchased                                      (88,014)                              (627,051)
                                                                    ------------                          -------------
Decrease in Capital
  Stock outstanding                                                      (44,559)                              (157,303)
                                                                    ============                          =============


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                  SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                                           SIX
                                                          MONTHS
                                                          ENDED                YEAR ENDED DECEMBER 31,
                                                         JUNE 30,  ----------------------------------------------
                                                           2001      2000      1999      1998       1997      1996
                                                         -------   -------   -------   -------    -------   -------
Per share operating performance:
Net asset value at beginning of period                  $  20.59   $  20.45  $  20.15  $ 24.00    $  22.58  $ 22.36
                                                        --------   --------  --------  -------    --------  -------
Income from investment operations:
  Net investment income (loss)                          $  (0.01)        --  $  (0.03) $  0.07    $   0.05  $  0.10
  Net realized and unrealized gain
   on investment securities                                 3.25   $   1.95      4.89     0.82        4.61     3.75
                                                        --------   --------  --------  -------    --------  -------
Total from investment operations                        $   3.24   $   1.95  $   4.86  $  0.89    $   4.66  $  3.85
                                                        --------   --------  --------  -------    --------  -------

Less distributions:
  Dividends from net investment income                        --         --        --  $ (0.11)   $  (0.05) $ (0.22)
  Distributions from net realized
    capital gains                                             --   $  (1.81) $  (4.56)   (4.63)      (3.19)   (3.41)
                                                        --------   --------  --------  -------    --------  -------
  Total distributions                                         --   $  (1.81) $  (4.56) $ (4.74)   $  (3.24) $ (3.63)
                                                        --------   --------  --------  -------    --------  -------
Net asset value at end of period                        $  23.83   $  20.59  $  20.45  $ 20.15    $  24.00  $ 22.58
                                                        ========   ========  ========  =======    ========  =======


Total investment return*                                   15.74%     10.16%    25.31%    4.80%      24.30%   20.39%

Ratios/supplemental data:
Net assets at end of period (in 000s)                   $ 45,441   $ 40,170  $ 43,116  $49,813    $ 50,201  $45,798
Ratio of expenses to average net assets                     1.36%+     1.24%     1.30%    1.16%       1.16%    1.19%
Ratio of net investment income (loss) to
  average net assets                                       (0.06)%+    0.02%    (0.15)%   0.32%       0.21%    0.48%
Portfolio turnover rate                                       19%+       16%       16%      34%         19%      30%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2001 is not annualized.
+  Annualized


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2001

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Securities Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities that are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $3,632,199 for the six months ended June 30, 2001. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at June 30, 2001 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2001 for federal income tax purposes was $16,042,181 and $675,203, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended June 30, 2001, the Fund paid aggregate fees of $10,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended June 30, 2001, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $224 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On June 29, 2001, the Board of Directors declared a distribution from net realized capital gains of $0.57 per share payable July 9, 2001 to shareholders of record on June 29, 2001. For financial statement purposes, this dividend was recorded on the ex-dividend date, July 2, 2001.

                             OFFICERS AND DIRECTORS



DIRECTORS


Willard H. Altman, Jr.
Eric S. Ende
John P. Endicott
Leonard Mautner
Lawrence J. Sheehan



OFFICERS


Eric S. Ende, PRESIDENT AND
   PORTFOLIO MANAGER
Steven R. Geist, EXECUTIVE VICE
   PRESIDENT AND PORTFOLIO MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER



INVESTMENT ADVISER


First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



DISTRIBUTOR


FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064



COUNSEL


O'Melveny & Myers LLP
Los Angeles, California



CUSTODIAN & TRANSFER AGENT


State Street Bank and Trust Company
Boston, Massachusetts



SHAREHOLDER SERVICE AGENT


Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000



This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.